Exhibit 10.2

FIRST AMENDMENT TO
CLINICAL AND COMMERCIAL SUPPLY AGREEMENT

This FIRST AMENDMENT TO CLINICAL AND COMMERCIAL SUPPLY AGREEMENT is entered into as of June 12, 2020 (this “First Amendment”), by and between Aclaris Therapeutics, Inc., a Delaware corporation (“Aclaris”), and PeroxyChem LLC, a Delaware limited liability company (“PeroxyChem”). Aclaris and PeroxyChem are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, Aclaris and PeroxyChem are parties to that certain Clinical and Commercial Supply Agreement, effective as of August 6, 2014 (the “Agreement”);

WHEREAS, Aclaris and PeroxyChem desire to amend the Agreement as set forth in this First Amendment; and

WHEREAS, pursuant to Section 11.7 of the Agreement, the Agreement can be amended or modified only if made in writing and signed by an authorized representative of each of the Parties.

NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties, covenants and agreements contained herein, PeroxyChem and Aclaris, intending to be legally bound, hereby agree as set forth herein.

AGREEMENT

1.Defined Terms.  Capitalized terms used but not defined herein shall have the meanings given to them in the Agreement.
2.Amendment.  Section 6.1(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

“(a)  Within five (5) calendar days from the completion of PeroxyChem’s update of its hydrogen peroxide DMF, and annually thereafter on April 1 until the expiration of the Term of this Agreement, Aclaris will pay PeroxyChem an annual fee of [***] to maintain the hydrogen peroxide DMF and for Facility and related fees incurred by PeroxyChem in connection with the maintenance of cGMPs for the API, provided that if Aclaris requires the manufacture of API for any such annual period, then Aclaris shall pay PeroxyChem an additional [***] for such period. On an annual basis, the Parties agree to meet to discuss whether or not an adjustment to such fee is necessary as a result of an increase or decrease in Regulatory Authority or Third Party costs related to the maintenance of the hydrogen peroxide DMF, Facility and/or related fees.”

The Parties agree that the amendment to Section 6.1(a) above shall be effective commencing with the annual period beginning on April 1, 2020.

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. OMISSIONS ARE DESIGNATED [***]

3.Miscellaneous.  Except as expressly provided in this First Amendment, all other terms and conditions of the Agreement remain in full force and effect. If there is a conflict between this First Amendment and the Agreement, the terms of this First Amendment will prevail.

[Remainder of page intentionally left blank; signatures appear on following page.]

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. OMISSIONS ARE DESIGNATED [***]

IN WITNESS WHEREOF, the Parties have executed this First Amendment as of the date first above written.

PEROXYCHEM LLC

By:/s/ Stephanie Montag

Name:  Stephanie Montag

Title:  VP, PeroxyChem Specialties

ACLARIS THERAPEUTICS, INC.

By: /s/ Neal Walker

Name:  Neal Walker

Title:  President & CEO

[Signature Page to First Amendment to Clinical and Commercial Supply Agreement]

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. OMISSIONS ARE DESIGNATED [***]